EXHIBIT 99.1


                               Noteholders Report
                       Crusade Global Trust No. 2 of 2003
                     Coupon Period Ending 20 September 2004


USD NOTES
---------

                         FV Outstanding                                   Coupon Payments       Principal      Charge
                              (USD)          Bond Factor   Coupon Rate        (USD)         Payments (USD)   Offs (USD)
                         --------------      -----------  -------------   ---------------   --------------   ----------

Class A Notes            948,191,050.34        66.307066%     1.72375%       4,716,204.23     99,644,121.03       0.00


                         FV Outstanding                                   Coupon Payments       Principal      Charge
                              (AUD)          Bond Factor   Coupon Rate        (AUD)         Payments (AUD)   Offs (AUD)
                         --------------      -----------  -------------   ---------------   --------------   ----------

Class B Notes                38,000,000.00   100.000000%  Not Disclosed    Not Disclosed            0.00       0.00
Class C Notes                 9,200,000.00   100.000000%  Not Disclosed    Not Disclosed            0.00       0.00


                                                                  31-Aug-04
POOL SUMMARY                                                         AUD
------------                                                    --------------
Outstanding Balance - Variable Rate Housing Loans                1,253,331,384
Outstanding Balance - Fixed Rate Loans                             286,851,101
Number of Loans                                                          9,926
Weighted Average Current LVR                                             63.45%
Average Loan Size                                                      155,166
Weighted Average Seasoning                                             27 mths
Weighted Average Term to Maturity                                     285 mths

PRINCIPAL COLLECTIONS                                                AUD
---------------------                                          ---------------
Scheduled Principal Payments                                      9,885,321.49
Unscheduled Principal Payments                                  153,823,613.66
Redraws                                                           6,813,767.42

Principal Collections                                           156,895,167.73


TOTAL AVAILABLE PRINCIPAL                                            AUD
-------------------------                                      ---------------
Principal Collections                                           156,895,167.73
Principal Charge Offs                                                     0.00
Reimbursement of Principal Draws                                          0.00
Total Available Principal                                       156,895,167.73

Outstanding Principal Draws from Previous Period                          0.00

Principal Distributed                                           156,895,167.73
Principal Retained                                                        0.00

TOTAL AVAILABLE FUNDS                                                AUD
---------------------                                         -----------------
Available Income                                                 31,536,942.66
Principal Draw                                                            0.00
Liquidity Draw                                                            0.00

Total Available Funds                                            31,536,942.66



REDRAW & LIQUIDITY FACILITIES                                        AUD
-----------------------------                                ------------------
Redraw Shortfall                                                          0.00
Redraw Carryover Charge Offs                                              0.00



CPR
---
                                           Jun-04       Jul-04       Aug-04
                       1 mth CPR           28.56%       33.40%       29.47%

Arrears
-------
                            % of pool
                          (by balance)
31 - 59 days                  0.33%
60 - 89 days                  0.13%
90+ days                      0.15%
Defaults                       Nil
Losses                         Nil